UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

Cable One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2015, in connection with the previously announced spin-off (the “Spin-Off”) of Cable One, Inc. (“Cable ONE”) from Graham Holdings Company (“Graham”), Cable ONE entered into several agreements with Graham that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship of the parties following the Spin-Off, including the following:

●	a Separation and Distribution Agreement;

●	a Tax Matters Agreement; and

●	an Employee Matters Agreement

A description of the material terms and conditions of these agreements can be found in the section titled “Certain Relationships and Related Party Transactions” of Cable ONE’s Information Statement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The descriptions of the Separation and Distribution Agreement, Tax Matters Agreement and Employee Matters Agreement are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Tax Matters Agreement and Employee Matters Agreement, which are attached as Exhibits 2.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 17, 2015, Cable ONE, a wholly owned subsidiary of Graham, issued $450 million aggregate principal amount of 5.750% senior unsecured notes due 2022 (the “Notes”).  Graham will not be a guarantor or otherwise provide credit support for the Notes.

Cable ONE intends to use the proceeds from the Notes offering, together with cash on hand, to pay a special one-time cash dividend to Graham of approximately $450 million in connection with the Spin-Off.

The Notes have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The Notes were offered in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act.

The Notes were issued pursuant to an indenture (the “Indenture”), dated as of June 17, 2015, among Cable ONE, the Guarantors (as defined below) and the Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Notes mature on June 15, 2022 and bear interest at a rate of 5.750% per year. Interest on the Notes is payable on June 15 and December 15 of each year, beginning on December 15, 2015.

The Notes will be jointly and severally guaranteed (the “Guarantees”) on a senior unsecured basis by each of Cable ONE’s existing and future domestic subsidiaries that are expected to initially guarantee (the “Guarantors”) the senior credit facilities Cable ONE expects to enter into in connection with the Spin-Off. The Notes are unsecured and senior obligations of Cable One. The Guarantees are unsecured and senior obligations of the Guarantors.

If (1) on or prior to the date the Spin-Off is completed, (A) Cable ONE notifies the Trustee in writing that Graham has determined, in its sole discretion, not to pursue the completion of the Spin-Off or (B) Graham, in its sole discretion, publicly announces that it will not pursue the completion of the Spin-Off or (2) the Spin-Off is not completed by the date that is 180 days after the date of the issuance of the Notes, then Cable ONE will be required to redeem the Notes, in whole but not in part, at a redemption price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

At the option of Cable ONE, the Notes will be redeemable in whole or in part, at any time prior to June 15, 2018, at a price equal to 100% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the redemption date plus a “make-whole” premium.

Cable ONE may also redeem the Notes, in whole or in part, at any time on or after June 15, 2018, at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to (but excluding) the redemption date.

Additionally, at any time prior to June 15, 2018, Cable ONE may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain equity offerings at a price equal to 105.750% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture includes certain covenants relating to debt incurrence, liens, restricted payments, assets sales and transactions with affiliates, changes in control and mergers or sales of all or substantially all of Cable ONE’s assets.

The Indenture provides for customary events of default (subject, in certain cases, to customary grace periods), which include nonpayment on the Notes, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness over a specified threshold, failure to pay certain judgments over a specified threshold and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee under the Indenture or holders of at least 25% of the aggregate principal amount of all then outstanding Notes may declare the principal of, and accrued but unpaid interest, if any, on, all the then outstanding Notes to be due and payable immediately.

A copy of the Indenture is filed hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

2.1	Separation and Distribution Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.*

4.1	Indenture, dated as of June 17, 2015, among Cable One, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2	Tax Matters Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.

10.3	Employee Matters Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.*

99.1	Information Statement of Cable One, Inc. (incorporated herein by reference to Exhibit 99.1 to Amendment No. 4 to Cable One, Inc.’s Registration Statement on Form 10)

*	Cable ONE hereby undertakes to furnish supplementally a copy of any omitted schedule, appendix or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Kevin P. Coyle
	Name:	Kevin P. Coyle
	Title:	Senior Vice President and Chief Financial Officer

Date: June 18, 2015

EXHIBIT INDEX

Exhibit	Description

2.1	Separation and Distribution Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.*

4.1	Indenture, dated as of June 17, 2015, among Cable One, Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2	Tax Matters Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.

10.3	Employee Matters Agreement, dated as of June 16, 2015, by and between Graham Holdings Company and Cable One, Inc.*

99.1	Information Statement of Cable One, Inc. (incorporated herein by reference to Exhibit 99.1 to Amendment No. 4 to Cable One, Inc.’s Registration Statement on Form 10)

*	Cable ONE hereby undertakes to furnish supplementally a copy of any omitted schedule, appendix or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.